UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 12, 2009
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8514 (Commission File Number)	95-3822631 (I.R.S. Employer Identification No.)
16740 East Hardy Road, Houston, Texas
(Address of principal executive offices)
77032
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
     In connection with the acquisition of W-H Energy Services, Inc. (“W-H”), Smith International, Inc. (“Smith”) is providing certain information related to the historical operations of W-H in order to update our previous filings with the Commission.
     The audited and interim financial statements of W-H required by Item 9.01(a) of Form 8-K are being filed as Exhibit 99.1 and Smith’s proforma condensed combined statements of operations for the year ended December 31, 2008 are being filed with this Form 8-K as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The audited and interim financial statements of W-H Energy Services, Inc.

99.2	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2008 of Smith International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
/s/ Margaret K. Dorman
Date: March 12, 2009	By: Margaret K. Dorman
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The audited and interim financial statements of W-H Energy Services, Inc.

99.2	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2008 of Smith International, Inc.